UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2018

TOYOTA MOTOR CREDIT CORPORATION

(Exact Name of Registrant as Specified in its Charter)

California	1-9961	95-3775816

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 Headquarters Drive Plano, TX 75024

(Address of principal executive offices, including zip code)

(469) 486-9300

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Toyota Motor Credit Corporation (the “Company” or “TMCC”) announced today that Michael Groff, the Company’s President and Chief Executive Officer and a member of the Company’s Board of Directors (the “Board”), will retire as President, Chief Executive Officer and Director effective August 31, 2018. After his retirement from these positions, Mr. Groff will serve as Executive Advisor to the Company until November 16, 2018.  Mr. Groff will also retire from the position of Regional Chief Executive Officer, Americas of Toyota Financial Services International Corporation (“TFSIC”), the direct parent of TMCC, effective August 31, 2018.

In light of Mr. Groff’s retirement described above, the Board has appointed Mark Templin to succeed Mr. Groff as President and Chief Executive Officer of TMCC effective September 1, 2018. Mr. Templin first joined Toyota in 1990 and has served as Chairman of the Board of TMCC since May 2016. He also currently serves and is expected to continue to serve as Director, President and Chief Operating Officer of TFSIC, and Director and Group Chief Operating Officer of Toyota Financial Services Corporation, the direct parent of TFSIC and a wholly-owned subsidiary of Toyota Motor Corporation (“TMC”). From April 2013 to December 2017, Mr. Templin also served as Managing Officer of TMC.

For additional biographical information on Messrs. Groff and Templin, please see pp. 136 - 138 in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the Securities and Exchange Commission on June 4, 2018.

A copy of the press release relating to these changes is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this Current Report on Form 8-K:

99.1	Press release issued August 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYOTA MOTOR CREDIT CORPORATION

Date: August 6, 2018	By:	/s/ Katherine Adkins
Katherine Adkins Group Vice President, General Counsel and Secretary

3